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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  SEPTEMBER 23, 1998





                           J&L SPECIALTY STEEL, INC.
             (Exact name of registrant as specified in its charter)

                       Commission file number 1-11126-60


               PENNSYLVANIA                              25-1564186
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation of organization)



P.O. BOX 3373
ONE PPG PLACE, PITTSBURGH, PA                            15230-3373
(Address of principal executive offices)                 (Zip code)


                                  412-338-1600
              (Registrant's telephone number, including area code)





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Item 7   Financial Statements and Exhibits

         (c) Exhibits

             99 Press Release dated September 23, 1998.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   J&L SPECIALTY STEEL, INC.
                                   (Registrant)



                                   /s/ KIRK F. VINCENT
                                   ------------------------------------------
                                   Kirk F. Vincent
                                   Executive Vice President, Finance and
                                   Administration and Chief Financial Officer
                                   (Principal financial officer and duly
                                   authorized signatory)


Dated: September 23, 1998



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